UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018

OP BANCORP

(Exact name of registrant as specified in its charter)

California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Introductory Note

On March 27, 2018, OP Bancorp, a California corporation (the “Company”), priced its previously announced initial public offering (the “IPO”) of 2,000,000 shares of its common stock, no par value (the “Common Stock”), at a price to the public of $11.00 per share of Common Stock, less underwriting discounts and commissions. The sale of the shares of Common Stock is expected to be completed on March 29, 2018, subject to customary closing conditions.

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note is incorporated by reference herein.

On March 27, 2018, in connection with the pricing of the IPO, the Company and its wholly-owned subsidiary, Open Bank, entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., A Stifel Company, as representative for the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell 2,000,000 shares of Common Stock at a public offering price of $11.00 per share. The Underwriters were granted a 30-day option to purchase up to an additional 300,000 shares of Common Stock. The Company made certain customary representations and warranties, agreed to certain covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended.

In connection with the IPO, the Company, each of the Company’s directors and executive officers, and certain shareholders have entered into 180-day “lock-up” agreements with respect to the sale of shares of Common Stock, subject to certain de minimis exceptions.

The description of the Underwriting Agreement does not purport to be a complete description of such agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 8.01 Other Events

The information set forth in the Introductory Note is incorporated by reference herein.

On March 27, 2018, the Company issued a press release in connection with the pricing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

1.1	Underwriting Agreement, dated as of March 27, 2018, by and among OP Bancorp, Open Bank and Keefe, Bruyette & Woods, Inc., A Stifel Company, as representative of the several underwriters listed on Schedule I thereto.

99.1	Press Release of OP Bancorp, issued March 27, 2018.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 27, 2018, by and among OP Bancorp, Open Bank and Keefe, Bruyette & Woods, Inc., A Stifel Company, as representative of the several underwriters listed on Schedule I thereto.

99.1	Press Release of OP Bancorp, issued March 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

DATED: March 28, 2018	By:	/s/ Min Kim
Min Kim
President and Chief Executive Officer

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